Exhibit 10.1



                                    GRID NOTE
                                    New York

Buffalo, New York,  March 26, 2003            $ 500,000.00
                                              -------------

BORROWER: Pro-Fac Cooperative, Inc.

a(n) ____ individual(s) ____ partnership ____ cooperative corporation organized
under the laws of   New York

Address of residence/chief executive office:  90 Linden Oaks, Rochester, New York 14625

BANK:   MANUFACTURERS  AND  TRADERS  TRUST  COMPANY,  a  New  York  banking corporation with its principal banking office at One M&T Plaza, Buffalo, New York 14240. Attention: Office of General Counsel

Promise to Pay. For value received, and intending to be legally bound, Borrower promises to pay to the order of the Bank on demand, the principal sum of Five Hundred Thousand and 00/100 Dollars ($ 500,000.00 ) (the "Maximum Principal Amount") or the outstanding principal amount of this Note (the "Outstanding Principal Amount"), if less; plus interest as agreed below and all fees and costs (including without limitation attorneys' fees and disbursements, whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note ("Expenses").

Interest. The Outstanding Principal Amount of this Note shall earn interest calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) from and including the date the proceeds of this Note were disbursed to, but not including, the date all amounts hereunder are paid in full at a rate per year which shall on each day be:
_____      %

equal to the rate in effect on that day as the rate announced by the Bank as its prime rate of interest.

_____ 3/4 percent above the rate in effect on that day as the rate announced by the Bank as its prime rate of interest.

If no rate is specified above, interest shall accrue at the Maximum Legal Rate (defined below) at all times prior to payment in full.

Payments; Late Charge; Default Rate. Payments shall be made in immediately available United States funds at any banking office of the Bank. Absent demand for payment in full, interest shall be due and payable monthly. If payment is not received within five (5) days of its due date, Borrower shall pay a late charge equal to the greatest of (a) five percent (5%) of the delinquent amount,
(b) the Bank's then current late charge as announced by the Bank from time to time, or (c) $50.00. In addition, if the Bank has not actually received any payment under this Note within thirty (30) days after its due date, from and after such thirtieth day the interest rate for all amounts outstanding under this Note shall automatically increase to five (5) percentage points above the otherwise applicable rate per year, and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such default rate. Payments may be applied in any order in the sole discretion of the Bank but, prior to demand, shall be applied first to past due interest, Expenses, late charges, and principal payments, if any, which are past due, then to current interest and Expenses and late charges, and last to remaining principal.

Maximum Legal Rate. It is the intent of the Bank and of Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to Borrower.

Setoff. The Bank shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Bank or any of its affiliates or otherwise owing by the Bank or any of its affiliates in any capacity to Borrower or any guarantor or endorser of this Note. Such set-off shall be deemed to have been exercised immediately at the time the Bank or such affiliate elect to do so.

Authorized Representatives. This Note is issued by Borrower to the Bank in connection with a certain line of credit or loan limit made available by the Bank to Borrower (the "Credit"). The Bank may make any loan pursuant to the Credit (the "Loan(s)") in reliance upon any oral, telephonic, written, teletransmitted or other request (the "Request(s)") that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by Stephen R. Wright, General Manager and CEO and/or Kevin Murphy, Assistant Treasurer and Vice President Member Relations (each an "Authorized Person"). Mention of the Authorized Person's name in the prior sentence is for reference purposes only and the Bank shall rely on the title to ascertain whether someone is an Authorized Person. The Bank may act on the Request of any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such Authorized Person. The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of making any Loan pursuant to this paragraph.

Demand Facility. The Bank may modify, restrict, suspend or terminate the Credit at any time for any reason and without affecting Borrower's then existing obligations under this Note. This is a demand Note and all Loans hereunder are made at the Bank's discretion and shall become immediately due and payable upon demand by the Bank; provided, however, that the Outstanding Principal Amount of this Note and all accrued and unpaid interest shall automatically become immediately due and payable if Borrower or any guarantor or endorser of this Note commences or has commenced against it any bankruptcy or insolvency proceeding. Borrower hereby waives protest, presentment and notice of any kind in connection with this Note.

Bank Records Conclusive. The Bank shall set forth on a schedule attached to this Note or maintained on computer, the date and original principal amount of each Loan and the date and amount of each payment to be applied to the Outstanding Principal Amount of this Note. The Outstanding Principal Amount set forth on any such schedule shall be presumptive evidence of the Outstanding Principal Amount of this Note and of all Loans. No failure by the Bank to make, and no error by the Bank in making, any annotation on any such schedule shall affect the Borrower's obligation to pay the principal and interest of each Loan or any other obligation of Borrower to the Bank pursuant to this Note.

Purpose. Borrower certifies (a) that no Loan will be used to purchase margin stock except with the Bank's express prior written consent for each such purchase and (b) that all Loans shall be used for a business purpose, and not for any personal, family or household purpose, unless the following box is checked:

_____ Personal Loan. If this box is checked, the initial advance must be an amount greater than $25,000.00.

Authorization. Borrower, if a corporation, partnership, limited liability company, trust or other entity, represents that it is duly organized and in good standing or duly constituted in the state of its organization and is duly authorized to do business in all jurisdictions material to the conduct of its business; that the execution, delivery and performance of this Note have been duly authorized by all necessary regulatory and corporate or partnership action or by its governing instrument; that this Note has been duly executed by an authorized officer, member, partner or trustee and constitutes a binding obligation enforceable against Borrower and not in violation of any law, court order or agreement by which Borrower is bound; and that Borrower's performance is not threatened by any pending or threatened litigation.

Miscellaneous. This Note, together with any related loan and security agreements, contains the entire agreement between the Bank and Borrower with respect to each Loan, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. All rights and remedies of the Bank under applicable law and this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy of the Bank without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Bank's course of business may be admitted into evidence as an original. This
Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the
Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

Joint and Several. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts which become due under this Note and the term "Borrower" shall include each as well as all of them.

Governing Law; Jurisdiction. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of New York. Except as otherwise provided under federal law, this Note will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. BORROWER
HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

Waiver of Jury Trial. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

_____ Replacement Note. This Note is given in replacement of and in substitution for, but not in payment of, a note dated on or about , 19 / 20 , in the original principal amount of $_____________ issued by Borrower (or _______________) to the Bank (or its predecessor in interest), as the same may have been amended from time to time.

Preauthorized Transfers from Deposit Account. If a deposit account number is provided in the following blank Borrower hereby authorizes the Bank to debit available funds in Borrower's deposit account # with the Bank automatically for any amount which becomes due under this Note or as directed by an Authorized Person, by telephone.

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Note, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

See Rider A attached hereto and incorporated herein by reference.


TAX ID/SS #                     PRO-FAC COOPERATIVE, INC.
            -----------------   ---------------------------------------------
                                       BORROWER

                               BY: /s/ Stephen R. Wright
-------------------------------    ---------------------------------------------
Signature of Witness                   Stephen R. Wright, GeneralManager and CEO


-------------------------------
Typed Name of Witness

                                 ACKNOWLEDGMENT

STATE OF NEW YORK  )
         ---------
                            : SS.
COUNTY OF MONROE   )
          --------

On the day 26th of March, in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared Stephen R. Wright , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                               /s/ Susan G. Riker
                                               ------------------
                                                   Notary Public


                                FOR BANK USE ONLY

Authorization Confirmed:
                          ------------------------------------------------------

Disbursement of Funds:

Credit A/C    #                Off Ck   #          Payoff Obligation   #
                ------------             --------                       -------
              $                         $                              $
                ------------             --------                       -------

                                     RIDER A
                          TO THE $500,000.00 GRID NOTE
                                 BY AND BETWEEN
                            PRO-FAC COOPERATIVE, INC.
                                       AND
                     MANUFACTURERS AND TRADERS TRUST COMPANY
                             DATED MARCH 26, 2003


The following provisions are hereby incorporated into the Grid Note:

Clean-up Period:

The Credit extended under this Grid Note is required to be paid down to zero during each year by July 15th, and continue for a minimum of ninety (90) consecutive days. The first paydown will commence July 15, 2004. Bank expects that this paydown will be made with the proceeds of the $4,000,000.00 July termination payment from Agrilink Foods each year.

Guarantors:

As of the date of this Grid Note, Borrower does not have any subsidiaries. Borrower agrees that all future subsidiaries of Borrower shall unconditionally guarantee all debt of Borrower to Bank. The form of the Guaranty to be executed by Borrower's subsidiaries is attached hereto as Exhibit A. "Subsidiary" is defined as a corporation, partnership, limited liability company, trust, joint venture, association or other business entity of which Borrower owns greater than fifty percent (50%) of the ownership interest of such entity or has the voting power to elect a majority of the board of directors or managers or governing body of such entity.

Reporting Requirements:

Borrower will provide Bank with Borrower-prepared financial statements on a quarterly basis and accountant-prepared, audited financial statements on an annual basis, with any additional financial information that the Bank may request from time to time.

                                   PRO-FAC COOPERATIVE, INC.

                  By:   /s/Stephen R. Wright
                           ------------------------------------------
                           Stephen R. Wright, General Manager and CEO

STATE OF NEW YORK)
COUNTY OF MONROE)

     On the 26th day of March, in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared Stephen R. Wright, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                      /s/ Susan G. Riker
                                      ------------------------
                                          Notary Public